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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            --------------------

                                  FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  June 11, 1997
                                                         ----------------



                          Evergreen Media Corporation
                       -------------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)




   Delaware                                               75-2247099
--------------                                          --------------
(State or Other                                         (IRS Employer
Jurisdiction of                                         Identification No.)
Incorporation)



                        433 East Las Colinas  Boulevard
                                   Suite 1130
                              Irving, Texas 75039
                             ---------------------
                             (Address of Principal
                               Executive Offices)


                                 (972) 869-9020
                            ------------------------
                            (Registrant's telephone
                          number, including area code)
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ITEM 5.       Other Events

       On June 11, 1997, Evergreen Media Corporation (together with its subsidiaries, the "Company") issued the press release filed herewith as Exhibit
99. Pursuant to Rule 135c under the Securities Act of 1933, as amended, the Company is filing this Current Report on Form 8-K, together with Exhibit 99, with the Commission.

ITEM 7.              Financial Statements, Pro Forma Financial Information and
Exhibits

       7(c)   Exhibits

              99.           Press Release dated June 11, 1997.




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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Evergreen Media Corporation



                                           By:      /s/ Matthew E. Devine
                                                -------------------------------
                                                  Matthew E. Devine
                                                  Chief Financial Officer




Date:  June 12, 1997




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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99.            Press Release dated June 11, 1997.